                                 EXHIBIT INDEX


10.74 Securities Purchase Agreement dated as of August 16, 1995 between the Registrant and BT Holdings (New York), Inc., including Warrant issued to Momint (nominee of BT Holdings.

10.75 Stock Purchase Agreement dated as of August 23, 1995 between the Registrant and Paresco, Inc.

10.76 Stock Purchase Agreement dated as of September 15, 1995 between the Registrant and Silverton International Fund Limited.

10.77 Subscription Agreement dated September 21, 1995, as of August 31, 1995, including Registration Rights Agreement between Registrant and GFL Advantage Fund Limited.

Exhibit 10.74
                          SECURITIES PURCHASE AGREEMENT


         Securities Purchase Agreement (the "Agreement") dated as of August 16, 1995, between Interneuron Pharmaceuticals, Inc., a Delaware corporation (the "Corporation"), and BT Holdings (New York), Inc., a New York corporation (the "Purchaser").

         The Corporation and the Purchaser hereby agree as follows:

                                    SECTION 1
                         PURCHASE OF SHARES AND WARRANTS

         Subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, the Purchaser will purchase from the Corporation and the Corporation will issue and sell to the Purchaser 250,000 shares (the "Shares") of the Corporation's Common Stock, $.001 par value ("Common Stock"), and common stock purchase warrants to purchase 62,500 shares of Common Stock (the "Warrants") for an aggregate purchase price of $2,553,125 (the "Total Purchase Price"), or $10.2125 per share (the "Per Share Price"). The Shares and Warrants are collectively referred to herein as the "Securities".

                                   SECTION 2
                          CLOSING PAYMENT AND DELIVERY

         2.1 CLOSING DATE AND PLACE OF CLOSING. The closing shall be held as soon as practicable, and in no event later than August 17, 1995 (the "Closing"), on such date as the Corporation and the Purchaser may agree to (the "Closing Date") and shall be held at the offices of the Corporation or such other place as the Corporation and Purchaser agree to.

         2.2 PAYMENT AND DELIVERY. At the Closing, the Purchaser will pay or cause to be paid to the Corporation by wire funds transfer the Total Purchase Price. The Corporation will deliver at the Closing certificates, registered in such name or names as Purchaser may designate at least 24 hours prior to the Closing Date, representing the Shares and Warrants so purchased.

         2.3 COVENANT OF BEST EFFORTS AND GOOD FAITH. The Corporation and the Purchaser agree to use their respective best efforts and to act in good faith to cause to occur all conditions to Closing which are in their respective control.

                                   SECTION 3
                REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

         The Corporation hereby represents and warrants to the Purchaser that:

         3.1 CORPORATE POWER QUALIFICATION AND STANDING. The Corporation and the subsidiaries listed on Schedule A hereto (the "Subsidiaries") are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation and each of

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them is qualified to transact business and is in good standing in each jurisdiction in which its ownership of property or conduct of activities requires such qualification, except where the failure to so qualify would not materially adversely affect the operations of the Corporation and its Subsidiaries, taken as a whole. The Corporation has all requisite corporate power and authority to enter into and to carry out and perform its obligations under this Agreement.

         3.2 S.E.C. REPORTS; FINANCIAL STATEMENTS. The Common Stock of the Corporation is registered under Section 12(b) or (g) of the Securities Exchange Act of 1934 (the "1934 Act"). The Corporation has delivered to Purchaser its Annual Report to shareholders and its Annual Reports on Form 10-K for its last two fiscal years, and its quarterly reports on Form 10-Q and each other report, registration statement, definitive proxy statement or other document filed with the S.E.C. since the filing of the most recent Form 10-K (collectively, the "SEC Reports"). The SEC Reports did not (as of their respective dates) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited and unaudited financial statements of the Corporation included in the SEC Reports (the "Financial Statements") have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as stated in such Financial Statements or the notes thereto) and fairly present the financial position of the Corporation and its consolidated subsidiaries as of the dates thereof and the results of their operations and changes in financial position for the periods then ended. The Corporation has timely filed with the SEC all reports required to be filed by the Corporation under the 1934 Act since January 1, 1995.

         3.3 AUTHORIZATION; NO CONFLICT. The Corporation's execution and delivery of this Agreement and issuance and sale of the Shares and the Warrants have been duly authorized by all necessary corporate action, and the Shares, when issued and paid for on the Closing Date, will be validly issued, fully paid and non-assessable. The Warrants have been duly authorized by all necessary corporate action and, when issued on the Closing Date, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Corporation entitled to the applicable benefits of this Agreement and enforceable in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditor's rights generally and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law). The shares of Common Stock issuable upon exercise of the Warrants have been reserved for issuance upon the exercise of the Warrants and, when issued in accordance with the terms of the Warrants will be duly authorized, validly issued, fully paid and non-assessable. The execution, delivery and performance by the Corporation of its obligations under this Agreement do not and will not conflict with or violate (i) the charter documents or bylaws of the Corporation, (ii) in any material respect any indenture, loan agreement, lease, mortgage or other material agreement binding on the Corporation, (iii) any order of a court or administrative agency binding on the Corporation, or (iv) any applicable law or governmental regulation; and such performance does not and will not require the permission or approval of any governmental agency, and will not result in the imposition or creation of any lien or charge against any assets of the Corporation.

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         3.4 BINDING EFFECT. This Agreement has been duly executed and delivered by the Corporation and is a legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditor's rights generally and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law).

         3.5 NO DEFAULTS OR VIOLATIONS. The Corporation is not, and immediately after the Closing will not be, in default under or in violation of (a) its Certificate of Incorporation or Bylaws, as amended, (b) any indenture, mortgage, or other material agreement to which it is a party and which has been filed by the Corporation with the SEC (the "Material Agreements"), (c) any statute, rule, writ, injunction, judgment, decree, order or regulation of any court or governmental authority having jurisdiction over it, or (d) any license, permit, certification or approval requirement of any governmental authority or other, in each case, in any way that could reasonably be expected to have a material adverse effect on the business or condition (financial or otherwise) of the Corporation, or the Corporation's ability to perform its obligations under this Agreement or the Warrants.

         3.6 NO MATERIAL ADVERSE CHANGE. Since June 30, 1995, there have been no material adverse changes in the business or condition (financial or otherwise) of the Company that are not reflected in the SEC Reports and the Financial Statements, except that the Company has continued to incur losses from operations and decreases in working capital.

         3.7 NO OTHER REGISTRATION OR ANTIDILUTION RIGHTS. Immediately after the Closing there will be (a ) no agreements or other instruments providing registration rights to stockholders or holders of other securities of the Corporation, except this Agreement and the agreements and instruments referred to on SCHEDULE B hereto or in the Registration Rights Letter (as defined herein) and (b) no options, warrants or other rights outstanding that would involve the issuance of any additional shares of capital stock of the Corporation, or that provide holders of Common Stock or other equity securities protection against dilution from additional issuances of Common Stock, except as identified in SCHEDULE B hereto or in the Registration Rights Letter and except pursuant to the Company's 1989 Stock Option Plan, 1994 Long-Term Incentive Plan and 1995 Stock Purchase Plan.

         3.8 NO CONFLICTING REGISTRATION RIGHTS. Except to the extent identified in the Registration Rights Letter, (i) there are currently no agreements which restrict or limit the Corporation's registration of Shares on demand by the Purchaser in accordance with the terms of Section 7(b) of this Agreement, (ii) permit other holders of the Corporation's securities to participate in a registration of the Purchaser's Shares under Section 7(b), or (iii) preclude the Purchaser from participating in other registrations or registered offerings of the Corporation's securities as permitted by the terms of Section 7(c).

         3.9 MATERIAL LIABILITIES. Except for liabilities disclosed in the Financial Statements or the SEC Reports, and obligations under the Material Agreements, the Corporation and its

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subsidiaries have no material liabilities or obligations, absolute or contingent, other than liabilities arising in the ordinary course of business, subsequent to the date of the most recent Financial Statements or SEC Reports.

         3.10 PROPERTIES. The Corporation and its Subsidiaries (i) have good title to the properties and assets reflected in the Financial Statements as owned by them, (ii) have valid leasehold interests in the properties leased by them, and (iii) own or have the right to use under valid license agreements all trademarks, trade names, copyrights, patents and other intellectual property rights material to its business and regularly utilized by them; subject in each case to no material liens, security interests or adverse claims except as disclosed in the Financial Statements or the SEC Reports.

         3.11 LITIGATION. There are no material legal actions, arbitrations, or administrative proceedings pending against the Corporation, except for the matters disclosed in the SEC Reports and no actions or proceedings are pending which question the validity of this Agreement, the Warrants or the Shares.

         3.12 TAX MATTERS. The Corporation has filed on a timely basis all tax returns required to be filed by it and has paid its taxes prior to delinquency, and has made adequate accruals for tax liabilities on the Financial Statements in accordance with generally accepted accounting principles.

         3.13 BROKERS. Other than a placement fee of 4% of the Total Purchase Price to be paid by the Corporation to Montgomery Securities, Inc., the Corporation has not entered into any agreements requiring the Corporation or Purchaser to pay any broker's, finder's or similar fee or commission in connection with the transaction contemplated hereby.

                                    SECTION 4
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser represents and warrants to the Corporation that:

         4.1 CORPORATE POWER AND AUTHORITY. It is validly existing and in good standing with all requisite power and authority to enter into this Agreement and carry out its obligations hereunder and has taken all actions necessary to authorize it to enter into this Agreement and carry out such obligations.

         4.2 INVESTMENT. It is acquiring the Securities for its own account for investment and not with the view to, or for resale in connection with, any distribution thereof. It is an "accredited investor" within the meaning of the Securities Act of 1933 (the "Act") and the rules thereunder, it has assets in excess of $5,000,000 and it was not formed for the specific purpose of acquiring the Securities. Purchaser has been afforded the opportunity during the course of negotiating the transactions contemplated by this Agreement to ask questions of and secure such information for the Corporation and its officers and directors as it deems necessary to evaluate

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

the merits of entering into this agreement. It understands that the Securities have not been registered under the Act by reason of specified exemptions therefrom which depend upon, among other things, the bona fide nature of its investment intent as expressed herein.

         4.3 RULE 144. It acknowledges that the Securities must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144 promulgated under the Act and that the Securities are "restricted" securities under Rule 144.

         4.4 TRANSACTIONS IN THE COMMON STOCK. The Purchaser has not sold, offered to sell, granted any option or purchased any contract to sell, or granted any option or purchased any contract to buy, any Common Stock during the period commencing 20 trading days prior to the Closing Date.


                                    SECTION 5
                   CONDITIONS TO OBLIGATIONS OF THE PURCHASER

         The obligation of the Purchaser to purchase the Securities is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

         (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Corporation shall be true and correct in all material respects on the Closing Date.

         (b) PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Corporation on or prior to the Closing Date shall have been performed or complied with in all material respects.

         (c) OPINION OF CORPORATION'S COUNSEL. The Purchaser shall have received from counsel to the Corporation an opinion in the form attached hereto as
Exhibit I.

         (d) REGISTRATION RIGHTS LETTER. The Purchaser shall have received from the Corporation a letter representing as to the outstanding registration rights and warrants that the Corporation is subject to or has granted prior to the date of this Agreement (the "Registration Rights Letter").

         (e) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in form and substance to the Purchaser and its counsel.

                                    SECTION 6
                  CONDITIONS TO OBLIGATIONS OF THE CORPORATION

         The Corporation's obligation to sell the Securities is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

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

         (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Purchaser shall be true and correct in all material respects on the Closing Date.

         (b) LEGAL ISSUANCE. At the time of the Closing, the issuance and purchase of the Securities shall be legally permitted by all laws and regulations to which the Purchaser and the Corporation are subject.

         (c) PAYMENT. The Corporation shall concurrently receive payment for the Securities as provided in Section 2 hereof.

                                    SECTION 7
                               REGISTRATION RIGHTS

         (a) For purposes of this Section 7, the following definitions shall apply:

                  (i) The terms "register", "registered", and "registration" refer to a registration under the Securities Act of 1933, as amended (the "Act") effected by preparing and filing a registration statement (the "Registration Statement") or similar document in compliance with the Act or an amendment thereto, and the declaration or ordering by the SEC of effectiveness of such registration statement, document or amendment thereto.

                  (ii) The term "Registrable Securities" means (i) the Shares and any securities of the Corporation or securities of any successor corporation issued as, or issuable upon the conversion or exercise of any warrant, right or other security that is issued as, a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares and (ii) shares of Common Stock issued upon exercise of the Warrants (or, if the Corporation is eligible as a registrant to use Form S-3 for a primary offering and if permitted by other applicable law, the shares of Common Stock issuable upon exercise of the Warrants).

         (b) (i) Subject to the provisions of Subsection (b)(ii) hereof, the Purchaser shall have the right, commencing February 16, 1996 (the "Obligation Date") until such time as the Purchaser is eligible to sell the Shares under Rule 144(k) under the Act (or a successor rule) to request that the Corporation file a
                 Registration Statement on Form S-3 covering the resale of all the Registrable Securities PROVIDED , HOWEVER, that if the Corporation files a registration statement covering the resale of the Registrable Securities which is declared effective by the Securities and Exchange Commission ("SEC") prior to the Obligation Date, Purchaser agrees not to sell any Registrable Securities pursuant to the Registration Statement prior to the Obligation Date. If the Corporation has not filed a registration statement within 30 days of the Purchaser's request (except if the provisions of Subsection (b)(ii)(A) or (B) are applicable or the Registrable Securities are included in an underwritten public offering as set forth in the proviso to Subsection (b)(iii)(C)), the Corporation's sole liability shall be to issue

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                  to Purchaser 4,000 shares of Common Stock for each 30 day
                  period after the Obligation Date that the Registration Statement is not filed.

                  (ii) The Corporation shall not be obligated to effect a registration under Subsection (b)(i) hereof (A) if all of the Registrable Securities held by Purchaser which are intended to be covered by the registration are included in an effective registration statement and the Corporation is in compliance with the obligations under Subsection (d)(i) through (v) hereof with respect to such registration statement; (B) within 120 days after the effective date of any other Registration Statement as to which Purchaser was given piggy-back rights pursuant to subsection (c) hereof and in which Purchaser was able to register and sell at least eighty percent (80%) of the Registrable Securities requested by Purchaser to be included in such registration; (C) if the Corporation is engaged in, has plans to engage in, as evidenced by a resolution of its Board of Directors, or has become party to a letter of intent contemplating a public offering of Common Stock for its own account or for the account of any security holder through one or more underwriters (PROVIDED, that (i) if the underwriters of such public offering agree to include the Registrable Securities in such underwritten public offering on the same terms and conditions as the other securities being sold in such offering, and the Purchaser agrees to include the Registrable Securities in such offering on such terms and conditions, the Corporation's obligation to effect a registration under Subsection (b)(i) hereof shall be satisfied and (ii) if either the underwriters or the Purchaser do not agree to include the Registrable Securities in such underwritten offering on the same terms and conditions as the other securities being offered, then the Corporation's obligation to file a registration statement under Subsection
                  (b)(i) hereof shall be delayed until 120 days after the effective date of the underwritten offering), or (D) if precluded by the agreements or other documents referred to on SCHEDULE B or in the Registration Rights Letter.

         (c) (i) If at any time after the Obligation Date and until such time as Purchaser is free to sell the Registrable Securities pursuant to Rule 144(k) under the Act (including for this purpose a registration effected by the Corporation for shareholders other than the Purchaser) the Corporation proposes to register any of its Common Stock or other securities under the Act in connection with a public offering of such securities (other than a registration on Form S-4, Form S-8 or other limited purpose form) and the Registrable Securities have not theretofore been included in a registration statement under Subsection (b) which remains effective, the Corporation shall, at such time, promptly give the Purchaser written notice of such registration. Upon the written request of the Purchaser given within ten (10) days after receipt of such notice by the Purchaser, the Corporation shall use its best efforts to cause to be registered for resale under the Act all of the Registrable Securities that the Purchaser has requested to be registered on the same terms and conditions as the securities being sold in such offering, subject to the rights under the agreements or documents referred to on Schedule B or in the Registration Rights Letter. The Corporation shall have no obligation under this Subsection (c) to the extent that, with respect to a public offering registration, any

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                  underwriter of such public offering reasonably requests that the Registrable Securities or a portion thereof be excluded therefrom.

                  (ii) If the Registrable Securities are being included in an underwritten offering of the Corporation's securities which includes securities of the Corporation held by stockholders other than Purchaser, and the managing underwriter of such underwritten offering shall advise the Corporation in writing that, in its opinion, the distribution of some or all of the Registrable Securities which the Purchaser has requested the Corporation to register in accordance with this Section 7(c) concurrently with the securities being distributed by such underwriters will jeopardize the distribution of such securities by such underwriters, then the Corporation will promptly furnish the Purchaser a copy of such opinion, and may deny, by written notice to the Purchaser accompanying such opinion, the registration of a specified number or all of such Registrable Securities, PROVIDED THAT the number of excluded Shares shall not exceed the number which is in the same proportion to the total number of shares of Common Stock to be excluded from such offering as the aggregate number of Shares sought to be registered by the Purchaser bears to the aggregate number of shares of Common Stock sought to be registered by the Purchaser and all other stockholders participating in such offering, subject to the rights under existing contracts or other documents referred to in SCHEDULE B or in the Registration Rights Letter.

         (d) Whenever required under this Section 7 to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

                  (i) Prepare and file within 30 days of the request with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration to become effective as soon as practicable and, upon the request of the Purchaser, keep such registration statement effective for so long as Purchaser desires to dispose of the securities covered by such registration statement (but not after Purchaser is free to sell such securities under the provisions of Rule 144(k) under the Act).

                  (ii) Prepare and file with the SEC such amendments and supplements to such registration statements and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (iii) Permit the Purchaser the right to review and comment as to information relating to Purchaser or the Registrable Securities included in the registration statement and furnish to the Purchaser such numbers of conformed copies of the registration statement and each amendment or supplement, including each prospectus and preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as the Purchaser may reasonably request in order to facilitate the disposition of Registrable Securities owned by Purchaser

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
                  for so long as Purchaser desires to dispose of the securities covered by such registration statement (but not after Purchaser is free to sell such securities under the provisions of Rule 144(k) under the Act).

                  (iv) Use its best efforts to register and qualify the securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as shall be reasonably requested by Purchaser, PROVIDED that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service and process in any such states or jurisdictions.

                  (v) Notify Purchaser of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                  (vi) Furnish, at the request of Purchaser, an opinion of counsel of the Corporation, dated the effective date or the closing date, as the case may be, of the registration statement, as to the due authorization and issuance of the securities being registered.

                  (vii) Notify the Purchaser promptly after the Corporation shall have received notice thereof of the issuance of any stop order by the SEC suspending the effectiveness of such registration and use its best efforts to obtain withdrawal if such stop order should be issued.

         (e) The Purchaser will furnish to the Corporation in connection with any registration under this Section 7 such information regarding itself, the Registrable Securities and other securities of the Corporation held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities held by Purchaser.

         (f) (i) The Corporation shall indemnify, defend and hold harmless each holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Subsections (b) or (c), any underwriter (as defined in the Act) for such holder, and the directors, officers and controlling persons of such holder or underwriter from and against any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses ("Liabilities") to which any of them may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; PROVIDED, HOWEVER, that the Corporation shall not be liable in any such case to the extent that any such Liability arises out of or is based upon an

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                  untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by such person specifically for use in the preparation thereof. This indemnification will survive the transfer of the Securities.

                  (ii) Each holder of Registrable Securities included in a registration pursuant to the provisions of Subsection (b) or
                  (c) shall indemnify, defend, and hold harmless the Corporation, its directors, officers and controlling persons with respect to, any and all Liabilities to which any of them may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by or on behalf of such holder for use in the preparation thereof. This indemnification shall survive the transfer of the Securities.

                  (iii) Promptly after receipt by an indemnified party pursuant to the provisions of Subsection (f) (i) or (f) (ii) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party shall, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of Subsection
                  (f)(i) or (f)(ii), promptly notify the indemnifying party of the commencement thereof; PROVIDED, HOWEVER, that the failure to so notify the indemnifying party shall not relieve it from its indemnification obligations hereunder except to the extent that the indemnifying party is materially prejudiced by such failure. If such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; PROVIDED, HOWEVER, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses different from or in addition to those available to the indemnifying party, or if there is conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party at the expense of the indemnifying party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party pursuant to Subsection (f) (i) or (f) (ii) for any expense of counsel subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (A) the indemnified

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                  party shall have employed counsel in accordance with the
                  provisions of the preceding sentence, or (B) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action. An indemnifying party shall not be responsible for amounts paid in settlement without its consent, provided that its consent may not be unreasonably withheld. Upon any settlement or entry of final judgment, the indemnifying party will promptly indemnify the indemnified party.

         (g) (i) With respect to the inclusion of Registrable Securities in a registration statement pursuant to subsections (b) or (c), all fees, costs and expenses of and incidental to such registration, inclusion and public offering shall be borne by the Corporation; PROVIDED, HOWEVER, that any securityholders participating in such registration shall bear their pro rata share of the underwriting discounts and commissions, if any.

                  (ii) The fees, costs and expenses of registration to be borne by the Corporation as provided in this Subsection (g) shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Corporation, and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdiction or jurisdictions in which securities to be offered are to be registered and qualified. Fees and disbursements of counsel and accountants for the selling securityholders shall, however, be borne by the respective selling securityholder.

                                   SECTION 8
                            PURCHASE PRICE ADJUSTMENT

         8.1. SUBSEQUENT SALE AT LOWER PRICE. If prior to December 31, 1995, the Corporation sells shares of Common Stock (the "Additional Shares") in a transaction in which at least 200,000 shares of Common Stock are sold, other than in an Excluded Transaction (as defined below), for a selling price lower than 66 2/3% of the Per Share Price set forth in Section 1 hereof, the Per Share Price of the Shares sold to Purchaser hereunder shall be adjusted downward to equal the price determined by multiplying the current Per Share Price by a fraction (a) the numerator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to such sale plus (ii) the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares sold would purchase at the then current Per Share Price and (b) the denominator shall be the number of shares of Common Stock outstanding immediately after such sale. The Corporation shall give to the Purchaser prompt written notice of any such sale.

         8.2. ADJUSTMENT MECHANISM. If an adjustment of the Per Share Price is required pursuant to this Section, the Corporation shall deliver to Purchaser such number of additional shares of Common Stock as will cause (i) the total number of shares of common stock delivered to Purchaser hereunder, multiplied by
(ii) the adjusted Per Share Price, to equal (iii) the Total Purchase Price set forth in Section 1 hereof; PROVIDED, HOWEVER, that the number of additional

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shares delivered in respect of such adjustment shall be limited to a maximum of
137,500 shares of Common Stock.

         8.3 CAPITAL ADJUSTMENTS. In case of any stock split or reverse stock split, stock dividend, reclassification of the common stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock, the provisions of this Section shall be applied as if such capital adjustment event had occurred immediately prior to the Closing Date and the original Total Purchase Price had been fairly allocated to the stock resulting from such capital adjustment.

         8.4. EXCLUSIONS. An Excluded Transaction shall include (i) conversion or exercise of any convertible securities, options or warrants outstanding on the date hereof, (ii) sales of Common Stock pursuant to any stock option or incentive plan, stock purchase plan or any shareholder-approved employee benefit or incentive plan heretofore or hereafter adopted by the Corporation, (iii) shares of Common Stock issued in connection with a licensing, joint venture, research collaboration, acquisition, corporate partnership or other transaction which is not primarily a financing transaction, and (iv) shares of Preferred Stock or Common Stock issued or issuable or sold pursuant to the existing obligations and agreements listed in SCHEDULE B hereto or in the Registration Rights Letter.

         8.5. DEFINITIONS. For purposes of Section 8.1 hereof, a sale of Additional Shares shall mean and include in addition to the sale of Common Stock, the sale or issuance of options, warrants or convertible securities under which the Corporation is or may become obligated to issue shares of Common Stock, and the "selling price" of the Common Stock covered thereby shall be the exercise or conversion price thereof plus the consideration (if any) received by the Corporation upon such sale or issuance. If Additional Shares are issued for a consideration other than cash, the "selling price" shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation. The term "Shares" as used in this Agreement shall include Shares issued pursuant to this Section.

                                    SECTION 9
                                    COVENANTS

         For so long as Purchaser owns at least 50% of the Shares purchased hereunder (but not after Purchaser is free to sell such securities under the provisions of Rule 144(k) under the Act) the Corporation covenants and agrees to:

         (a) File and keep available adequate current public information as is required to be filed and kept available for holders of restricted securities to be able to sell such securities pursuant to Rule 144 under the 1933 Act and any successor regulation; and

         (b) File with the SEC in a timely manner all reports and other documents required to be filed under the 1934 Act;

         (c) File such reports and take such other action as is required to maintain the listing of the Corporation's Common Stock on Nasdaq or on a national securities exchange.

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

                                   SECTION 10
                              JUDICIAL PROCEEDINGS

         10.1 JURISDICTION. The Corporation irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in the City of New York over any suit, action or proceeding brought by any Purchaser arising out of or relating to this Agreement, the Shares or the Warrants. To the fullest extent it may effectively do so under applicable law, the Corporation irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought by any Purchaser in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         10.2 ENFORCEMENT. The Corporation agrees, to the fullest extent it may effectively do so under applicable law, that a judgment in any suit, action or proceeding of the nature referred to in Section 10.1 brought in any such court shall, subject to such rights of appeal on issues other than jurisdiction as may be available, be conclusive and binding upon the Corporation and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which the Corporation is or may be subject) by a suit upon such judgment.

         10.3 CONSENT TO SERVICE. The Corporation consents to service of process in any suit, action or proceeding of the nature referred to in Section 10.1 by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to its address specified in or designated pursuant to Section
12.5 herein. Such service (i) shall be deemed in every respect effective service of process upon the Corporation in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, by taken and held to be valid personal service upon and personal delivery to the Corporation.

         10.4 NON-EXCLUSIVE JURISDICTION. Nothing in this Section 10 shall affect the right of the Purchaser to serve process in any manner permitted by law, or limit any right that the Purchaser may have to bring proceedings against the Corporation in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction in any other jurisdiction.

         10.5 THE CORPORATION HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE NOW OR HEREAFTER TO A JURY TRIAL IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE PURCHASER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE SHARES OR THE WARRANTS.

                                   SECTION 11
                              LEGEND ON SECURITIES


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         Each certificate representing the Shares and the Warrants shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under any applicable state securities laws):

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

         Upon request of a holder of Shares the Corporation shall remove the foregoing legend or issue to such holder a new certificate therefor free of any such legend, if the Corporation shall have received either an opinion of counsel or a "no-action" letter of the S.E.C., in either case reasonably satisfactory in substance to the Corporation and its counsel, to the effect that such legend is no longer required.

                                   SECTION 12
                                  MISCELLANEOUS

         12.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         12.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.

         12.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and supersedes the letter dated July 19, 1995 between the parties. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and the Purchaser.

         12.4 EXPENSES. The Corporation agrees to pay, and save the Purchaser harmless against liability for the payment of, all out-of-pocket expenses arising in connection with the negotiation, preparation, execution and delivery of, and any amendment, supplement or modification to, or waiver of any provision of, this Agreement, the Shares and the Warrants, including without limitation the fees and disbursements of Messrs. Eaton & Van Winkle, such fees and disbursements in respect of such preparation, execution and delivery to be paid by the Corporation on the Closing Date, and to be limited to an amount not exceeding $15,000 provided that such fees and disbursements are documented to the reasonable satisfaction of the Corporation.


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

         12.5 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed given when actually delivered by hand, messenger, facsimile or courier service or, if mailed, three days after deposit in the U.S. mail, addressed (a) if to the Purchaser, as indicated below the Purchaser's signature, or at such other address as the Purchaser shall have furnished to the Corporation in writing, or (b) if to any other holder of any Shares, at the address of such holder as shown on the records of the Corporation, or (c) if to the Corporation, at its address set forth below or at such other address as the Corporation shall have furnished to the Purchaser and each such other holder in writing.

         12.6 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement (including any holder of Shares), upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

         12.7 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         12.8 TITLES AND SUBTITLES. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         12.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         12.10 FURTHER ASSURANCES. The Corporation agrees to take such actions and execute such other documents which the Purchaser may reasonably request to carry out the intent of this Agreement and the transactions contemplated hereby.

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

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                         INTERNEURON PHARMACEUTICALS, INC.


                                         By:___________________________________

                                         Address:  One Ledgemont Center
                                                   99 Hayden Avenue
                                                   Lexington, MA  02173


                                         BT HOLDINGS (NEW YORK), INC.


                                         By:___________________________________

                                         Address:  One Bankers Trust Plaza
                                                   New York, New York  10006


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



                                   SCHEDULE A

                                  Subsidiaries



Progenitor, Inc.
Transcell Technologies, Inc.
Intercardia, Inc.
InterNutria, Inc.
Cardiovascular Pharmacology Engineering & Consultants, Inc.



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



                                   SCHEDULE B

     OTHER EXISTING OBLIGATIONS AND AGREEMENTS TO ISSUE SECURITIES PRIOR TO
                               DECEMBER 31, 1995

      (i) an indeterminate number of shares are issuable upon conversion of $3.5 million of additional series of preferred stock which may be issued to American Home Products (formerly American Cyanamid Company), with such number of shares to be based upon the market price of the Corporation's Common Stock on the dates of issuance of such additional series of preferred stock.

     (ii) a maximum of 340,790 shares are issuable pursuant to anti-dilution rights held by funds managed by Dimensional Fund Advisors, Inc.

    (iii) 150,000 shares may be issuable in connection with the acquisition of Cardiovascular Pharmacology Engineering & Consultants, Inc.

     (iv) up to 15,000 shares and 75,000 warrants with an exercise price of $7.00 to be issued to an investment banking firm for services previously rendered.

         In addition up to $2.4 million of common stock is proposed to be issued in connection with a planned acquisition of certain assets of an affiliated company. This stock will have registration rights expected to commence one year after the acquisition date.



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



                                    EXHIBIT I



              [Letterhead of Bachner, Tally, Polevoy & Misher LLP]





                                                              August      , 1995

BT Holdings (New York), Inc.
130 Liberty Street
New York, New York  10006

         RE:      INTERNEURON PHARMACEUTICALS, INC.

Gentlemen:

         We have acted as counsel to Interneuron Pharmaceuticals, Inc., a Delaware corporation (the "Corporation"), in connection with the sale by the Corporation to you, as purchaser (the "Purchaser") of 250,000 shares (the "Shares") of the Corporation's Common Stock, par value $.001 per share ("Common Stock") and warrants to purchase 62,500 shares of Common Stock (the "Warrants") pursuant to the Securities Purchase Agreement dated the date hereof (the "Purchase Agreement") between the Corporation and Purchaser.

         The Purchase Agreement, the Shares and the Warrants are hereinafter collectively referred to as the "Transaction Documents". Capitalized terms not otherwise defined herein shall have the meanings given thereto in the Purchase Agreement.

         As counsel to the Corporation, we have examined such documents and made such other investigations as we have deemed necessary or appropriate for the purposes of rendering this opinion. In such examination, we have assumed the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents; and we have assumed the incumbency and authority of all public officials signing as such and the accuracy of all certificates and similar documents issued by public officials and representatives of the Corporation and have relied on such certificates as to facts relevant to the opinions expressed herein. To the extent it may be relevant to the opinions expressed herein, we have

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

BT Holdings (New York, Inc.
August     , 1995
Page


assumed that all documents have been duly authorized, executed and delivered by, and constitute the legal, valid and binding obligations of, the respective parties thereto other than the Corporation.

         The legal opinions expressed herein are subject to the following qualifications:

         (a) the enforceability of any agreement or instrument against any particular party thereto is subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws from to time to time in effect which affect the enforcement of creditors' rights generally;

         (b) the availability of the remedy of specific performance or any other equitable remedy for the enforcement of any provision of any agreement or instrument (regardless of whether enforcement is sought in a proceeding at law or in equity) may be subject to the discretion of the court before which any proceeding for the enforcement of any such provisions may be brought; and

         (c) we express no opinion as to enforceability of any indemnification provisions contained in the Transaction Documents.

         In connection with this opinion, the only laws we reviewed are the laws of the United States of America, the State of New York and the State of Delaware and, accordingly, we express no opinion as to the laws of any other jurisdiction. Based upon and subject to the foregoing, and subject to the qualifications set forth below, it is our opinion that:

         1. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business and in good standing as a foreign corporation in Massachusetts.

         2. The Corporation has the corporate power and authority to enter into and perform the Agreement and to issue the Shares and the Warrants to the Purchaser. The execution, delivery and performance of the Transaction Documents, including the issuance and delivery of the Shares and the Warrants, and the issuance and delivery of the Warrant Shares upon exercise of the Warrants, have been duly authorized by all requisite corporate action. The Corporation has duly executed and delivered the Agreement and the Warrants and has duly issued and delivered the Shares. The Shares are, and when issued in accordance with the terms of the

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

BT Holdings (New York, Inc.
August     , 1995
Page


Warrants the Warrant Shares will be, duly authorized, validly issued, fully-paid and nonassessable.

         3. The issuance and delivery of the Shares and the Warrants and the execution, delivery and performance of the Transaction Documents by the Corporation do not and will not conflict with or violate (i) the Restated Certificate of Incorporation or the bylaws of the Corporation or, to our knowledge (ii) any material term of any indenture, loan agreement, lease, mortgage, or other material agreement binding on the Corporation, (iii) any order of a court or administrative agency binding on the Corporation, or (iv) any applicable law or governmental regulation; to our knowledge, the issuance and delivery of the Shares and Warrants and the execution, delivery and performance of the Transaction Documents do not and will not require the Corporation to obtain the consent, permission or approval of any governmental authority or result in the imposition or creation of any lien or charge against any assets of the Corporation.

         4. There are no material legal actions, arbitrations, or administrative proceedings pending against the Corporation, except for the matters disclosed in the SEC Reports, which might result in a material adverse change in the business or financial condition of the Corporation, and no such actions or proceedings are pending which question the validity of the Agreement, the Warrants or the Shares.

         5. Assuming the accuracy of Purchaser's representations contained in the Agreement, the offer, issuance and sale of the Shares and the Warrants do not require registration under Section 5 of the Securities Act of 1933, as amended.


                                                     Very truly yours,


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



************************************************************************










                             STOCK PURCHASE WARRANT




                           To Purchase Common Stock of




                        INTERNEURON PHARMACEUTICALS, INC.













************************************************************************


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



             Void after 5:00 p.m. New York Time, on August 16, 2000.
               Warrant to Purchase 62,500 Shares of Common Stock.



                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                        INTERNEURON PHARMACEUTICALS, INC.



                  This is to Certify That, FOR VALUE RECEIVED, Momint or assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from INTERNEURON PHARMACEUTICALS, INC., a Delaware corporation ("Company"), sixty-two thousand five hundred (62,500) fully paid, validly issued and nonassessable shares of Common Stock, par value $.001 per share, of the Company ("Common Stock") at a price of $12.765 per share at any time or from time to time during the period from August 17, 1995 to August 16, 2000, but not later than 5:00 p.m. New York City Time, on August 16, 2000. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price". This Warrant, together with warrants of like tenor, constituting in the aggregate common stock purchase warrants (the "Warrants") to purchase 62,500 shares of Common Stock, was originally issued pursuant to a securities purchase agreement between the Company and BT Holdings (New York), Inc. (the "Purchase Agreement"), dated as of August 16, 1995 in connection with the purchase by BT Holdings (New York), Inc. of 250,000 shares of Common Stock and the Warrants, in consideration of $2,553,125.

                  (a) EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part at any time or from time to time on or after August 17, 1995 and until August 16, 2000 (the "Exercise Period"); provided, however, that if either such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of the warrants, the Company shall issue and deliver to the Holder a certificate or certificate for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the

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

Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

                  (b) RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrants.

                  (c) FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

                           (1) If the Common Stock is listed on a national
                  securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market, the current market value shall be the last reported sale price of the Common Stock on such exchange or market on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or market; or

                           (2) If the Common Stock is not so listed or admitted
                  to unlisted trading privileges, but is traded on the Nasdaq Small Cap Market, the current Market Value shall be the average of the closing bid and asked prices for such day on such market and if the Common Stock is not so traded, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

                           (3) If the Common Stock is not so listed or admitted
                  to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

                  (d) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation

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

and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

                  (e) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

                  (f) ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

                           (1) In case the Company shall (i) declare a dividend
                  or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or as of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.


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                           (2) Whenever the Exercise Price payable upon exercise
                  of each Warrant is adjusted pursuant to Subsection (1) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

                           (3) No adjustment in the Exercise Price shall be
                  required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments which by reason of this Subsection (3) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section (f) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section (f) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section (f), as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any Federal Income tax liability to the holders of Common Stock or securities convertible into Common Stock (including Warrants).

                           (4) Whenever the Exercise Price is adjusted, as
                  herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Warrant, and, if requested, information describing the transactions giving rise to such adjustments, to be mailed to the Holders at their last addresses appearing in the Warrant Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section (f), and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

                           (5) In the event that at any time, as a result of an
                  adjustment made pursuant to Section (i) below, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsection (1) above.


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                           (6) Irrespective of any adjustments in the Exercise
                  Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issued pursuant to this Agreement.

                  (g) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder or any holder of a Warrant executed and delivered pursuant to Section (a) and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

                  (h) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least fifteen days prior the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

                  (i) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising

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

this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (1) of Section (f) hereof.

                  (j)      REGISTRATION UNDER THE SECURITIES ACT OF 1933.

         (1) Except as otherwise permitted by this Section (j), each Warrant (including each Warrant issued upon the transfer of any Warrant) shall be stamped with a legend in substantially the following form:

                  "This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and may not be transferred in the absence of such registration or any exemption therefrom under such Act. This Warrant and such shares may be transferred only in compliance with the conditions specified in this Warrant."

Except as otherwise permitted by this Section (j), each certificate for Common Stock issued upon the exercise of any Warrant, and each certificate issued upon the transfer of any such Common Stock shall be stamped with a legend in substantially the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such laws. Such shares may be transferred only in compliance with the conditions specified in certain Warrants issued by Interneuron Pharmaceuticals, Inc. pursuant to the Securities Purchase Agreement, dated as of August 16, 1995, between Interneuron Pharmaceuticals, Inc. and BT Holdings (New York ), Inc. A complete and correct copy of the form of such Warrant is available for inspection at the principal office of Interneuron Pharmaceuticals, Inc. or at the office or agency maintained by Interneuron Pharmaceuticals, Inc. as provided in such Warrants and will be furnished to the holder of such shares upon written request and without charge."


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

         (2) Prior to any transfer of any Common Stock issued upon exercise of the Warrants (the "Restricted Securities") which (x) are not registered under an effective registration statement under the Securities Act of 1933 (the "Act") or
(y) if the transferor is not an affiliate of the Company, have not been held for three years, the holder thereof will give written notice to the Company of such holder's intention to effect such transfer and to comply in all other respects with this Section (2). Each such notice (a) shall describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinions referred to below, and (b) shall designate counsel for the holder giving such notice (who may be in-house counsel for such holder). The holder giving such notice will submit a copy thereof to the counsel designated in such notice and the Company will promptly submit a copy thereof to its counsel.
The following provisions shall then apply:

                  (i) If (a) in the written opinion of such counsel for the holder the proposed transfer may be effected without registration of such Restricted Securities under the Act, and (b) counsel for the Company shall not have rendered an opinion that such registration is required, such holder shall thereupon be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by such holder to the Company. Each Warrant or certificate, if any, issued upon or in connection with such transfer shall bear the appropriate restrictive legend set forth in Section (1), unless in the opinion of each such counsel such legend is no longer required to insure compliance with the Act.

                  (ii) If in the opinion of either or both of such counsel the proposed transfer may not legally be effected without registration of such Restricted Securities under the Act (such opinion or opinions to state the basis of the legal conclusions reached therein), the Company will promptly so notify the holder thereof and thereafter such holder shall not be entitled to transfer such Restricted Securities until receipt of a further notice from the Company under clause (i) above or until registration of such Restricted Securities under the Act has become effective.

Notwithstanding the foregoing provisions of this section (2), the Holder shall be permitted to transfer any Restricted Securities to a limited number of institutional investors, provided that such transfer complies with the provisions of the Purchase Agreement and that each such investor represents in writing that it is acquiring such Restricted Securities for investment and not with a view to the distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within the control of such transferee).

         (3) REGISTRATION RIGHTS. The Common Stock issued upon exercise of the Warrants is entitled to the benefits of the registration provisions contained in
Section 7 of the Purchase Agreement.

              (k) GOVERNING LAW; AMENDMENTS AND WAIVERS. The validity, interpretation and performance of this Warrant and each its terms and provisions shall be governed by the laws of the State of New York. No provision of this Warrant may be changed, waived, discharged or

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

terminated except by an instrument in writing signed by the party against which enforcement of the same is sought.

                  (l) NOTICES. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to the Holder at 130 Liberty Street, New York, New York 10006, or to such other address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to the principal office of the Company at 99 Hayden Avenue, Lexington, MA 02173, or such other address or addresses as shall have been furnished to the Holder by the Company.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer under its corporate seal, duly attested by its authorized officer, and to be dated as of August 17, 1995.


                                     INTERNEURON PHARMACEUTICALS, INC.


                                     By:   /s/ Thomas Farb
                                           ______________________________
                                           Name:  Thomas Farb
                                           Title: Senior Vice-President
                                                  Finance

       [SEAL]



Dated:  August 17, 1995


Attest:

/s/ Jill Cohen

Secretary



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



                                  PURCHASE FORM


                                                  Dated              , 19

                  The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ---- shares of Common Stock and hereby makes payment of ---- in payment of the actual exercise price thereof.



                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:
     ----------------------------------------------
(Please typewrite or print in block letters)


Address:
        -------------------------------------------

Signature:
          -----------------------------------------

                                 ASSIGNMENT FORM

                  FOR VALUE RECEIVED,---------------- hereby sells, assigns and transfers unto


Name:
     ----------------------------------------------
(Please typewrite or print in block letters)


Address:
        -------------------------------------------

the right to purchase Common Stock represented by this Warrant to the extent of
- ---- shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ---- Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date             , 19

Signature:
          ---------------------------

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